UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         October 1, 2004
                                                         ---------------

                               Enesco Group, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Illinois                   0-1349                     04-1864170
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(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)             File Number)             Identification No.)

      225 Windsor Drive, Itasca, IL                           60143
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code           (630) 875-5300
                                                             ---------------

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Material Definitive Agreement.

On October 1, 2004 Enesco Group, Inc. (Enesco) entered into a worldwide, exclusive license agreement with Jim Shore Designs, Inc. (Jim Shore) effective January 1, 2005. Enesco's existing license agreement with Jim Shore expires at the end of 2004. The new license agreement has an initial term through December 31, 2012, with renewal options. Under the terms of the license agreement Enesco has a right of first refusal on new product categories.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Enesco Group, Inc.
                               ------------------------------------------
                                               (Registrant)

Date October 5, 2004            By: /s/ George R. Ditomassi
                                   -------------------------------------
                                        George R. Ditomassi,
                                        Interim Chief Executive Officer

                                LICENSE AGREEMENT


     THIS LICENSE AGREEMENT, effective as of the 1st day of January 2005, is by and between the LICENSOR, who is identified in paragraph A below; and the LICENSEE who is identified in paragraph B below, and comprises: (1) the provisions stated in the following paragraphs C - J; and (2) the Standard
Provisions and Schedules I - III that are attached as Exhibit A and that are incorporated herein by reference.

A.       LICENSOR:                  Jim Shore Designs, Inc.


B.       LICENSEE
         (ENESCO):                  ENESCO GROUP, INC.
                                    225 Windsor Drive
                                    Itasca, IL  60143

C.       LICENSED
         PROPERTY:

              WORKS:          The  artwork   licensed  to  ENESCO  includes  the
                              original copyrighted artwork(s) owned by LICENSOR and by Jim Shore and identified in Schedule I.

              MARKS: The trademark(s) and name(s) licensed to ENESCO include the mark(s) and name(s) owned by LICENSOR and identified in attached Schedule II.

D.       PRODUCTS:            ENESCO  may  make,  have  made,  sell,  advertise,
                              import and  distribute the products that embody or
                              display  copies of the  WORKS;  and/or  derivative
                              works   based  on  the   WORKS,   that  are  sold,
                              advertised,    and   distributed    including   in
                              connection with the MARKS; and that are identified in attached Schedule III.

E.       LICENSED
         TERRITORY:           The  territory  in  which  ENESCO  may  advertise,
                              distribute and sell PRODUCTS includes worldwide.

F.       LICENSED TERM:       The license and rights granted to ENESCO  commence
                              on the date first written above and continues to and including December 31, 2012.

G.       ROYALTIES:

              ROYALTY
                 RATE: The royalty rates payable by ENESCO are as follows: Eight percent (8.0%) for net sales other than as listed below Three and one half percent (3.5%) for mass market (including QVC) and direct import sales (FOB sales) and for direct response sales. Three percent (3%) for Co-Branded Products (defined as all products for which Enesco pays royalties to a second licensor, including for music and/or other licensed artists).

H.       FORM OF
         COPYRIGHT AND
         TRADEMARK
         NOTICE:             (C) (year) Jim Shore Designs, Inc.


I.       STANDARD
         PROVISIONS:          As  noted,   the  Standard   Provisions   and  the
                              Schedules I - III attached as Exhibit A are incorporated herein by reference thereto.

J.       OTHER TERMS:         LICENSOR  and  ENESCO  agree to create a  mutually
                              agreeable  product  development and marketing plan
                              for the  brand  each year by  September  30 of the
                              prior  year.  Such plans will be  reviewed  by the
                              parties  no  less  than  every  six  months,   and
                              adjusted by mutual agreement as necessary.

                              LICENSOR will make the artist Jim Shore available for personal appearances on at least twelve (12) weekends per year to be mutually agreed upon for trade shows or other events to support the retail trade.

                              For all international and extended domestic travel (in excess of three) hours requested or required by Enesco, Enesco shall provide the same class of airline tickets that are provided for Enesco's senior executives in accordance with the then current Enesco travel policy. All other expenses for travel requested or required by Enesco will be reimbursed in accordance with Enesco's travel policy.

               IN WITNESS WHEREOF, LICENSOR and ENESCO have, through their duly authorized officers, executed this License Agreement as of the date and year first written above.


                                  JIM SHORE DESIGNS, INC.



                                  /s/ Jim Shore
                                  --------------------------------------------
                                  By Jim Shore, President




                                   ENESCO GROUP, INC.



                                   /s/ Jeffrey S. Smith
                                   --------------------------------------------
                                   By Jeffrey S. Smith, Senior Vice President

                                    EXHIBIT A

                THE STANDARD PROVISIONS FOR THE LICENSE AGREEMENT

               The following Standard Provisions shall be deemed fully incorporated in the License Agreement (hereinafter the "Underlying Agreement") to which this EXHIBIT A is attached, and these Standard Provisions, the Underlying Agreement and the attached Schedules I-III shall hereinafter be collectively referred to as the "Agreement". All terms and conditions included in these Standard Provisions shall, unless expressly provided to the contrary herein, have the same respective meanings as set forth in the Underlying Agreement. Unless expressly provided to the contrary herein, to the extent that any of these Standard Provisions conflicts with any provision of the Underlying Agreement, the Underlying Agreement shall control.

 1.      Grant.

         (a) LICENSOR agrees to and does hereby grant to ENESCO the right and license, under the WORKS, and under derivative works based on the WORKS, to make, have made, advertise, import, distribute and sell the PRODUCTS in the LICENSED TERRITORY.

         (b) LICENSOR further agrees to and does hereby grant to ENESCO the right and license to use any of the MARKS as a trademark for any or all of the PRODUCTS in the LICENSED TERRITORY. The parties recognize and agree that ENESCO may, at its discretion, elect to use or not to use the MARKS, or any of them, at any time or times during the term of this Agreement.

         (c) The rights and licenses granted in Paragraph 1(a) and (b) herein shall be sole and exclusive (other than for certain non-core product categories as set forth in Schedule III) to ENESCO for all of the PRODUCTS.

2.       Payments.

         (a) ENESCO shall pay ROYALTIES to LICENSOR equal to the ROYALTY RATE of the Net Selling Price of the PRODUCTS sold under this Agreement.

         (b) For wholesales sales, the term, "Net Selling Price", as used herein, shall mean ENESCO's actual invoice or billing price for the PRODUCTS sold, less: discounts given to bona fide customers; sales and other taxes and freight charges, if any, actually paid; and credits or allowances given on the PRODUCTS sold.

         (c) For direct response sales, the term "Net Selling Price", as used herein, means the actual billing price to the consumer for the PRODUCTS sold less sales taxes and any shipping and handling charges separately itemized on the consumer's invoice.


 3.      Time for Making Payments.

         Within  thirty (30) days  following  the end of each  calendar  quarter during the term of this Agreement, ENESCO shall give a report to LICENSOR showing the sales of PRODUCTS sold under this Agreement during the calendar quarter and the basis used in determining the payments of ROYALTIES due under this Agreement. All such reports shall be accompanied by a check for the payments of ROYALTIES shown to be due in the report. With respect to sales by any ENESCO foreign subsidiary or affiliated company, the sale shall be recorded upon the subsidiary's or affiliate's sale to the end customer, and the thirty (30) day period within which to report and to pay ROYALTIES shall be increased to ninety (90) days, and increased to forty five days (45) for direct response sales and sales to distributors.

 4.      Records.

         ENESCO shall keep true and complete records relating to the sales of PRODUCTS sold under this Agreement. Such records shall be available, at reasonable times during normal business hours, for inspection by an independent certified public accountant, designated and paid for by LICENSOR, for the purpose of determining the accuracy of the payments made and reports given under Paragraph 3 herein; it being understood that the certified public accountant shall not disclose to the LICENSOR the details of ENESCO's business revealed by such inspection other than the information necessary to report on the results of the inspection. Such records shall be maintained by ENESCO for at least two (2) years following the end of the calendar quarter to which they pertain.

 5.      Trademark Quality Assurance.

         (a) ENESCO agrees to submit to LICENSOR representative samples of each of the different PRODUCTS (herein referred to as the "INITIAL SAMPLES") before production of the PRODUCT commences. Recognizing that time is very critical in successfully introducing PRODUCTS into the marketplace, LICENSOR agrees to inspect expeditiously the INITIAL SAMPLES and to notify ENESCO whether the quality of the INITIAL SAMPLES is approved within ten (10) days of receipt of the INITIAL SAMPLES and if not approved, to advise ENESCO, in writing, of any and all corrections reasonably required to be made in order for the INITIAL SAMPLES to be approved. Failure of the LICENSOR to so notify and advise ENESCO within this ten day period shall be deemed to constitute approval by LICENSOR of the INITIAL SAMPLES. LICENSOR further agrees to consult and cooperatively work with ENESCO in making INITIAL SAMPLES that can be approved by LICENSOR.

         (b) After LICENSOR has approved the quality of the INITIAL SAMPLES, ENESCO shall have the right to use the MARKS, if it so elects, for PRODUCTS that meet or exceed the quality of the corresponding INITIAL SAMPLES. ENESCO agrees that it will not knowingly use the MARKS for or in connection with the sale of a PRODUCT whose quality does not meet or exceed the quality of the corresponding approved INITIAL SAMPLES.

         (c) From time to time but not more than once each calendar year, ENESCO agrees to give LICENSOR, at LICENSOR'S reasonable request and cost, two (2) additional representative samples of the PRODUCTS which it is selling under the MARKS for the purpose of enabling LICENSOR to determine whether the additional samples meet or exceed the quality of the corresponding INITIAL SAMPLES. LICENSOR shall promptly notify ENESCO if such additional samples do not meet the quality of the corresponding INITIAL SAMPLES.


         (d) ENESCO agrees that any advertisements for PRODUCTS sold under the MARKS shall be done with the same good taste and quality as ENESCO's advertisements for its other giftware products. Upon LICENSOR'S reasonable request, ENESCO agrees to give LICENSOR copies of such advertisements.

 6.      Artwork Requirements.


         LICENSOR agrees to provide ENESCO with the artwork for the WORKS. Additional artwork, which is required and requested by ENESCO from LICENSOR, shall be provided by LICENSOR at such time as requested by ENESCO. To the extent that additional artwork is required and requested in accordance with the mutually agreed upon marketing and product development plans, as referenced in Paragraph J of the Agreement, above, but LICENSOR is unable or unwilling to provide such required artwork in time to meet requirements or deadlines, ENESCO may create or retain others to create the artwork and deduct the costs for such artwork from royalty payments. Any artwork generated by third parties at ENESCO's direction shall be submitted to LICENSOR for approval, not to be unreasonably withheld. LICENSOR shall work cooperatively with ENESCO and such third parties to generate and refine such art to meet the standards and requirements for the brand(s).

 7.      Term and Termination.

         (a)      Unless sooner  terminated in accordance with Paragraphs  7(b),
                  (c), (d), (e) and/or (i) hereof, the term of this Agreement shall be for the LICENSED TERM stated in Paragraph F of the Agreement and shall be automatically renewed for additional one (1) year terms.

         (b) If LICENSOR shall fail to provide ENESCO with the artwork, including due to death or disability of Jim Shore, ENESCO may terminate this Agreement by giving LICENSOR a notice of termination.

         (c) In the event that ENESCO fails materially to perform any of its obligations hereunder, including specifically those obligations in Paragraph 5 herein, LICENSOR may give ENESCO a notice of default, which also specifies the obligation, which ENESCO has materially failed to perform. If reasonable attempts are not taken by ENESCO to cure the specified material failure to perform within ninety (90) days of receipt by ENESCO of the notice of default, then the LICENSOR may give ENESCO a notice of termination upon expiration of such ninety
                  (90) days stating that the Agreement is terminated effective as of the date of the notice of termination.

         (d) The parties acknowledge that the rights and duties of the parties may be affected in the event that either party files for relief under 11 U.S.C. ss. 101 et seq. Therefore the parties agree to be bound by the following provisions in the event that either party to this Agreement files for relief under 11 U.S.C. ss. 101 et seq.

         (e) If Licensor shall file for relief under 11 U.S.C. ss. 101 et seq. during the term of this license, or any extension thereof, the Licensor shall make the election to assume or reject this agreement within 30 days of the filing of the case, unless otherwise extended or reduced by a court of competent jurisdiction. Until Licensor makes the election, Licensor shall continue to perform the terms and provisions of this Agreement. Once Licensor makes the election to assume or reject this Agreement, Licensee shall have the rights available to it pursuant to 11 U.S.C. ss. 365.

         (f) If Enesco shall file for relief under 11 U.S.C. ss. 101 et seq. during the term of this license, or any extension thereof, the Enesco shall make the election to assume or reject this agreement within 60 days of the filing of the case, unless otherwise extended or reduced by a court of competent jurisdiction. Until Enesco makes the election to assume or reject this Agreement, Licensor shall have the rights available to it pursuant to 11 U.S.C. ss. 365. If
                  Enesco makes the election to reject this Agreement, the Agreement will be considered terminated and the rights and duties of the parties as defined in this Agreement shall govern and the Licensor shall have the rights available to it pursuant to 11 U.S.C. ss. 365.

         (g) If either party is ever adjudged insolvent, or makes an assignment for the benefit of creditors, or if the business of such party is placed in the hands of a receiver or trustee, or if by involuntary action which is not dismissed within 90 days, other than pursuant to section 7(e) above, the other party may terminate this Agreement by giving written a notice of termination.

         (h) Upon termination of this Agreement, ENESCO shall have the right to sell any PRODUCTS on hand or in the process of manufacture, as of the date of termination, subject to payment of royalties to the LICENSOR on any such sales in accordance with the terms of Paragraph 2(a) herein.

         (i) If earned royalties for any given calendar year during the LICENSED TERM and any renewal terms, are less than thirty five percent (35%) of the average royalties for the two previous calendar years ("Rolling Base Royalties"), then Enesco has the option, in its sole discretion, of making a payment to LICENSOR within thirty days following the payment of the fourth quarter royalties for a given year, so that total payments for the year are equal to thirty five percent (35%) of the Rolling Base Royalties. If earned royalties are less than the Rolling Base Royalties, and Enesco elects not to make a payment to bring total payments up to the amount of the Rolling Base Royalties, then either party may terminate the agreement by providing the other party with thirty day written notice.

 8.      Indemnity and Representations.

         (a) ENESCO hereby agrees to defend (at its own expense) LICENSOR, indemnify LICENSOR, and hold LICENSOR harmless regarding any claim asserted against LICENSOR to the extent that the claim arises out of the manufacture, advertisement, distribution and/or sale of PRODUCTS under this Agreement and to the extent that such claim does not relate to ENESCO's exercise of the rights and licenses granted in Paragraph 1 herein; provided, however, that ENESCO is notified promptly by LICENSOR of any such claim; that ENESCO shall have the sole right to control the defense of and to settle any such claim; and that LICENSOR shall cooperate and assist ENESCO, at ENESCO's request, in connection with such defense. Claims arising out of the advertisement, distribution and/or sale of PRODUCTS by ENESCO's customers are excluded from this Paragraph.

         (b) ENESCO represents that it has obtained and shall maintain, in accordance with its good business judgment, product liability insurance for the PRODUCTS applicable to its performance under this Agreement.

         (c) LICENSOR represents and warrants that: the WORKS are original works authored by LICENSOR and are not a copy of any other work(s); LICENSOR is the owner of the MARKS; LICENSOR has the right to enter into this Agreement and to make the grants made in Paragraph 1 herein; and ENESCO's use of the WORKS and/or MARKS, as contemplated by this Agreement, will not constitute an infringement of the rights of others or violate any third parties' rights of any kind or nature including patent, trademark, copyright, invasion of privacy or publicity, idea misappropriation, defamation, libel, slander or moral rights, piracy, plagiarism or unfair competition. Further, LICENSOR agrees to not license or grant rights to others to make, have made, advertise, import, distribute and/or sell products that: are competitive with the PRODUCTS; incorporate or display derivative works based on the WORKS; and/or incorporate or display copies of works such that the products have the same "look and feel" as and/or are confusingly similar with the PRODUCTS. LICENSOR shall indemnify, defend and hold harmless ENESCO, and its successors, assigns, parents, affiliates, subsidiaries and their respective agents, officers, directors, shareholders and licensees s as to any damages, claims, actions, losses, liabilities, demands, and/or suits, including reasonable attorney's fees and costs, awarded, suffered and/or incurred by it by reason of the assertion of a claim arising out of: (i) the exercise by ENESCO of the rights and licenses granted to ENESCO in Paragraph 1 herein and/or (ii) the breach of LICENSOR'S representations and warranties herein.

9.       Infringement.


         (a) ENESCO shall have the right and authority to prosecute and settle, in its own name and/or in LICENSOR'S name, a claim for infringement of the rights granted in Paragraph 1 herein where ENESCO believes, in its sole discretion and after consultation with LICENSOR (when ENESCO may deem it appropriate to do so) that the claim should be prosecuted. ENESCO shall bear all costs and expenses and shall receive all monies awarded and/or recovered with respect to the prosecution of such claim.

         (b) LICENSOR may, at any time with respect to any situation known to it and believed to involve a claim of infringement of the rights granted in Paragraph 1 herein, request ENESCO to prosecute such infringement claim. When so requested, ENESCO shall promptly either pursue the infringer or notify LICENSOR in writing that it elects not to pursue the infringer. If ENESCO elects not to pursue the infringer, then LICENSOR may prosecute the claim for infringement and shall bear all costs and expenses and shall receive all monies awarded and/or recovered with respect to the prosecution of such claim.

         (c) Both ENESCO and LICENSOR agree to cooperate with the other (at the other's request and expense) in the prosecution and settlement of any infringement claim undertaken by the other.

10.      The Marking of PRODUCTS.

         (a) ENESCO agrees to affix the copyright notice, as stated in Paragraph H of the Agreement, to each PRODUCT and to each piece of PRODUCT packaging that includes the WORKS.

         (b) ENESCO agrees to affix the trademark notice, as stated in Paragraph H of the Agreement, to each PRODUCT and to each piece of PRODUCT packaging that bears the MARKS.

         (c) The parties agree that the affixation of the copyright and trademark notices, as stated in subparagraphs (a) and (b) hereof, shall be satisfactory for all purposes, including quality assurance purposes, under this Agreement. Upon thirty
                  (30) days prior notice to ENESCO, LICENSOR may amend Paragraph H to make reasonable changes to one or both of the notices stated in Paragraph H of the Agreement; provided, that if such an amendment is made, ENESCO may still distribute and sell PRODUCTS (and PRODUCT packaging) to which the prior Paragraph H notice is affixed and which were made prior to the amendment. (d) All PRODUCTS shall also be appropriately marked to indicate the national source or origin thereof.

11.      Copyright and Trademark Ownership.

         A. The copyrights in and to the WORKS, including derivative works based on the WORKS, and all rights in the MARKS shall be and shall remain the sole and exclusive property of LICENSOR. Any and all newly created names or marks created during the Term and used on or in connection with the PRODUCTS shall be owned exclusively by ENESCO. LICENSOR hereby appoints ENESCO to serve as its agent for the filing of copyrights for certain products in the name of Jim Shore Designs, Inc. ENESCO AND LICENSOR shall agree for which items and products ENESCO shall file applications for copyright registrations. ENESCO will prepare copyright applications and file them with the United States Copyright office. ENESCO shall deduct $60.00 per copyright filed from royalty statements and payments. The parties agree to increase the fee per copyright application by the amount of any increase in fees charged by the Untied States Copyright office. Further, the parties agree to negotiate in good faith equitable adjustments in the fees charged for such copyright filing services based upon such factors as the quantity of copyright applications filed each year and inflation over the LICENSE TERM. ENESCO shall promptly provide the LICENSOR with a copy of the documents filed with and received from the applicable governmental agencies concerning the obtaining of such statutory protection. LICENSOR agrees to cooperate with ENESCO in obtaining such statutory protection.

         B. Licensor agrees not to use the names Enesco or Enesco Group, or any of Enesco's trademarks, or any name that is confusingly similar to any such name or mark in any domain name or uniform resource location (URL) address, domain name registration, trademark or trademark registration. Licensor further agrees that it will only use the names Enesco or Enesco Group, or any of Enesco's trademarks on its own internet site in accordance with Enesco's written policy for use of its trademarks (available on www.enesco.com).

12.      Additional PRODUCTS.

         In the event that ENESCO desires to include additional giftware and/or other products as PRODUCTS under this Agreement, ENESCO shall give LICENSOR a notice describing such additional giftware and/or other products. If LICENSOR does not object, in writing, within ten (10) days from the date the notice is given, such additional giftware and/or other products shall thereafter be considered to be among the PRODUCTS included within the terms of this Agreement.

13.      Independent Contractors.

         Both parties to the Agreement are independent contractors, and neither is authorized to nor shall act as the agent for the other.

14.      Communications Between the Parties.

         Any communication permitted or required hereunder shall be in writing and shall be sent or delivered to the receiving party at the address set forth in Paragraph A or B of the Agreement, until notified otherwise. Any communication sent to ENESCO shall be also addressed:
         "Attention President"; and a further copy shall be sent to its Director of Licensing. Any such communication (including notices, reports, payments, and/or deliveries) which is sent, properly addressed, by prepaid, registered or certified mail shall be effective as of the date of its postmark; otherwise, such communication shall be effective as of the date it is received by the party to whom it was given.

15.      Transfer.

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, and successors and assigns; provided, however, that the parties shall have the right to assign their rights and obligations under this Agreement with the prior written consent of the other party, which consent shall not be unreasonably withheld. ENESCO shall have the right to assign its rights and obligations hereunder, in whole or in part, to any wholly-owned subsidiary or affiliated company under common control without the prior written consent of LICENSOR.

16.      Confidential Information.

         The parties contemplate that LICENSOR may come into contact with the confidential information of ENESCO, its customers, suppliers, and/or other consultants, including (1) information of a technical nature, such as "know-how," secret processes, inventions and research projects;
         (2) information of a business nature, such as information about costs, profits, markets, sales, suppliers, manufacturers, and lists of customers; (3) plans for future developments and future products, and
         (4) other information of a similar nature to the extent not available to the public. LICENSOR agrees to keep secret all such confidential information and further agrees not to use such confidential information for its own benefit nor to disclose it to anyone outside of ENESCO, either during or after the term of this Agreement except upon the written consent of ENESCO or as compelled to do so by law.

17.      Governing Law and Jurisdiction.

         The Agreement shall be deemed to have been entered into in the State of Illinois, and shall be interpreted and construed in accordance with the laws of the State of Illinois without regard to conflict of laws principles. Any dispute under this agreement shall be decided in the federal or state courts with the State of Illinois, the parties hereby consent to personal jurisdiction in said courts.

18.      Entire Agreement and Amendment.

         This Agreement constitutes the full understanding between LICENSOR and ENESCO, and no statements, or agreements, oral or written, made prior to or at the signing hereof, shall vary or modify the written terms hereof. No amendment, modification or release from any provision hereof shall be effective unless in writing and signed by duly authorized representatives of both parties specifically stating it to be an amendment, modification, or release to this Agreement.



                       THE END OF THE STANDARD PROVISIONS